UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2006

VERIGY LTD.

(Exact name of registrant as specified in its charter)

Singapore	000-1352341	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.
No. 1 Yishun Ave 7
Singapore  768923

(Address of principal executive offices, including zip code)

(+65) 6377-1688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On August 14, 2006, Verigy Ltd. issued a press release regarding Verigy’s financial results for its third fiscal quarter ended July 31, 2006.  A copy of Verigy’s press release is attached hereto as Exhibit 99.1.

The Company includes in the press release certain non-GAAP financial measures, including non-GAAP net income (loss).  As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures as well as a discussion of management’s uses of, and rationale for presenting, the non-GAAP financial measures.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01              Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By: /s/ Robert J. Nikl
Robert J. Nikl
Chief Financial Officer

Date: August 14, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. dated August 14, 2006.